Supplement dated January 6, 2014
to
Prospectus dated May 14, 2013

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated May 14, 2013 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest.

This supplement updates the Prospectus as follows: reflects the Company’s entry into: (i) an amendment to its credit facility with Capital One, National Association, (ii) an amendment to the Amended and Restated Conditional Fee Waiver Agreement with our Advisers and (iii) an Expense Support and Conditional Reimbursement Agreement with our Adviser.

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This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

This supplement replaces the second paragraph in the section entitled “Prospectus Summary–Credit Facility” on page 12 of the Prospectus with the following:

On May 24, 2012, HMS Income LLC entered into, and the Company succeeded to as a result of the BDC Formation, a $15 million senior secured revolving credit facility with Capital One, National Association, or Capital One, and immediately borrowed $7 million under the facility, which proceeds were used in the repayment in full of the Main Street Facility. On August 16, 2013, the Company entered into the First Amendment to the Credit Facility exercising the accordion feature to increase the Company’s borrowing capacity under the Credit Facility from $15 million to $25 million. On November 19, 2013, the Company entered into the Second Amendment to the Credit Facility exercising the accordion feature to increase the Company’s borrowing capacity under the Credit Facility from $25 million to $30 million. The Capital One facility, as amended from time to time, or the Credit Facility, has an accordion provision allowing increases in borrowings of up to $60 million, for a total borrowing capacity of up to $75 million subject to certain conditions. The Credit Facility is secured by all of our assets (owned at the time the loan agreement was entered into and those to be subsequently acquired) as well as all of the assets, and a pledge of equity ownership interests, of any future subsidiaries of the Company, which would be joined as guarantors. The Credit Facility has a maturity date of May 24, 2015. Interest under the Credit Facility is payable monthly, at our election, based on either the Base Rate plus 1.50% or LIBOR plus 2.75%. The Base Rate is equal to the greater of: a) the Prime Rate or b) Federal Funds Rate plus 0.50%. Base Rate, Prime Rate and Federal Funds Rate are defined as set forth in the loan agreement. As of September 30, 2013, we exercised our LIBOR election, thus setting a rate of approximately 3.0% per annum. Also as of September 30, 2013, we had approximately $11.3 million available under our Credit Facility subject to the asset coverage restrictions under the 1940 Act, as discussed below.

RISK FACTORS

This supplement replaces the second sentence of the risk factor entitled “In addition to regulatory limitations on our ability to raise capital, our Credit Facility contains various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.” on page 48 of the Prospectus with the following:

The Credit Facility contains affirmative and negative covenants usual and customary for leveraged financings, including, but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0 (ii) maintaining an asset coverage ratio of at least 2.25 to 1.0 and (iii) maintaining a minimum adjusted tangible net worth of at least 80% of the Company’s adjusted tangible net worth on the closing date of the Credit Facility.

SENIOR SECURITIES

This supplement replaces the second paragraph in the section entitled “Senior Securities” on page 62 of the Prospectus with the following:

On May 24, 2012, HMS Income LLC entered into a $15 million senior secured revolving credit facility with Capital One and immediately borrowed $7 million under the credit facility. We became the borrower under the credit facility, as may be amended from time to time, the Credit Facility, as a result of the BDC Formation. On August 16, 2013, the Company entered into the First Amendment to the Credit Facility exercising the accordion feature to increase the Company’s borrowing capacity under the Credit Facility from $15 million to $25 million. On November 19, 2013, the Company entered into the Second Amendment to the Credit Facility exercising the accordion feature to increase the Company’s borrowing capacity under the Credit Facility from $25 million to $30 million. The Credit Facility has an accordion provision allowing increases in borrowing of up to $60 million, for a total facility of up to $75 million, subject to certain conditions.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This supplement replaces the second paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Discussion and Analysis of Results of Operations — Liquidity and Capital Resources —Capital Resources” on pages 73 and 74 of the Prospectus with the following:

On May 24, 2012, HMS Income LLC entered into a $15 million credit facility with Capital One and immediately borrowed $7 million under the facility (as amended from time to time, the Credit Facility). We became the borrower under the Credit Facility as a result of the BDC Formation. The Credit Facility has an accordion provision allowing increases in borrowing of up to $60 million, for a total facility of up to $75 million, subject to certain conditions. The proceeds from the initial borrowing under the Credit Facility and working capital were used to repay the outstanding balance on the Main Street Facility, which had an outstanding balance of $7.5 million at the time of repayment. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.75% or (ii) the base rate plus 1.5%. The base rate is defined as the higher of (a) the prime rate or (b) the Federal Funds Rate (as defined in the credit agreement) plus 0.5%. As of September 30, 2013, we exercised our LIBOR election, thus setting a rate of approximately 3.0%. Borrowings under the Credit Facility are secured by all of our assets as well as all of the assets, and a pledge of equity ownership interests, of any of our future subsidiaries, which would be joined as guarantors. The credit agreement for the Credit Facility contains affirmative and negative covenants usual and customary for leveraged financings, including, but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0 (ii) maintaining an asset coverage ratio of at least 2.25 to 1.0 and (iii) maintaining a minimum adjusted tangible net worth of at least 80% of our adjusted tangible net worth on the closing date of the Credit Facility. For the twelve months ended September 30, 2013, our interest coverage ratio was 4.3 to 1 and as of September 30, 2013, our asset coverage ratio was 3.6 to 1, and our tangible net worth was approximately 101% of our adjusted tangible net worth on the closing date of the Credit Facility. Additionally, we must provide information to Capital One on a regular basis, preserve our corporate existence, comply with applicable laws, including the 1940 Act, pay obligations when they become due, and invest the proceeds of the offering in accordance with our investment objectives and strategies. Further, the credit agre ement contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) our insolvency or bankruptcy; (iii) a material adverse change in our business; or (iv) breach of any covenant, representation or warranty in the credit agreement or other credit documents and failure to cure such breach within defined periods. As of September 30, 2013, we are not aware of any instances of noncompliance with covenants related to the credit agreement. The maturity date of the Credit Facility is May 24, 2015, and we have two, one-year extension options. On August 16, 2013, we entered into the First Amendment to the Credit Facility exercising the accordion feature to increase the Company’s borrowing capacity under the Credit Facility from $15 million to $25 million. With the amendment to expand the Credit Facility, certain restrictions were added including requirements that we (i) notify the administrative agent of the occurrence of certain events relating to the Adviser or certain breaches under the Investment Advisory Agreement and (ii) seek written approval from the administrative agent prior to entering into any material amendment, waiver or other modification of any provision of the Investment Advisory Agreement. Additionally, the amendment includes as an event of default under the Credit Facility our failure to cause the Adviser to comply with all terms and conditions of the control agreement between the Company, our custodian and the administrative agent and any other custodial agreement. As of September 30, 2013, we had $11.3 million in borrowings outstanding under the Credit Facility. On November 19, 2013, we entered into the Second Amendment to the Credit Facility exercising the accordion feature to increase the Company’s borrowing capacity under the Credit Facility from $25 million to $30 million. Unless extended, the Credit Facility will mature on May 24, 2015. We have two, one-year extension options that, if exercised, would permit us to extend the maturity to May 24, 2017.

CONDITIONAL FEE WAIVER AGREEMENT

This supplement adds a second paragraph to immediately follow the first paragraph in the section entitled “Conditional Fee Waiver Agreement” as follows:

On December 30, 2013, we and our Advisers agreed to an amendment, or Fee Waiver Amendment, to the conditional fee waiver agreement. Under the Fee Waiver Amendment, our Adviser has agreed to extend the term of the fee waiver, with respect to our Adviser (but not with respect to the Sub-Adviser, whose waiver expired on December 31, 2013), through December 31, 2014. Our Adviser has no obligation to waive fees pursuant to the Fee Waiver Agreement after December 31, 2014, unless the fee waiver period is further extended.

EXPENSE SUPPORT AND CONDITIONAL REIMBURSEMENT AGREEMENT

This supplement adds a second paragraph to immediately follow the first paragraph in the section entitled “Expense Support and Conditional Reimbursement Agreement” as follows:

On December 30, 2013, we and our Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, or the 2014 Expense Reimbursement Agreement. Under the 2014 Expense Reimbursement Agreement, until March 31, 2014 or a prior date mutually agreed to by both parties, our Adviser will pay up to 100% of the Company’s Operating Expenses (as defined in the 2014 Expense Reimbursement Agreement) (the “2014 Expense Support Payment”) in order for the Company to achieve a reasonable level of expenses relative to our investment income, or Operating Expense Objective, as determined by our board of directors. The 2014 Expense Reimbursement Agreement requires a mandatory reimbursement of any 2014 Expense Support Payment to the extent that the Company exceeds the Operating Expense Objective during the year ending December 31, 2014. Any such mandatory reimbursement payment under the 2014 Expense Reimbursement Agreement will be determined by us and our Adviser and will not be subject to approval by our board of directors. To the extent that any portion of the 2014 Expense Support Payments remains unreimbursed after the Company has made any mandatory reimbursement payments, the outstanding 2014 Expense Support Payment amounts will be subject to conditional reimbursement by us upon a determination by our board of directors that we have achieved the Operating Expense Objective during any calendar quarter. Under the 2014 Expense Reimbursement Agreement, any unreimbursed 2014 Expense Support Payments may be reimbursed by us within a period not to exceed three years from the date each respective 2014 Expense Support Payment is determined, but only after any outstanding Expense Support Payment amounts have been reimbursed under the Reimbursement Agreement, dated as of November 11, 2013 between us and our Adviser. Any 2014 Expense Support Payments that remain unreimbursed three years after such payment is determined will be considered permanently waived. We may terminate the 2014 Expense Reimbursement Agreement at any time, and it will automatically terminate upon termination of the Investment Advisory Agreement or upon liquidation or dissolution of the Company.